UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”) was held on Wednesday, May 19, 2021.

(b) The following matters were voted on by the Company’s Shareholders at the Annual Meeting and received the following votes:

1. Proposal 1 – Election of eleven Directors for terms expiring at the 2022 Annual Meeting of Shareholders:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
David W. Biegler	392,597,426	29,380,221	1,831,647	90,353,447
J. Veronica Biggins	410,284,430	11,830,914	1,693,950	90,353,447
Douglas H. Brooks	403,325,462	18,729,820	1,754,012	90,353,447
William H. Cunningham	375,273,527	46,887,634	1,648,133	90,353,447
John G. Denison	398,728,855	23,122,528	1,957,911	90,353,447
Thomas W. Gilligan	417,854,397	4,176,822	1,778,075	90,353,447
Gary C. Kelly	401,458,685	20,426,923	1,923,686	90,353,447
Grace D. Lieblein	416,521,112	5,569,076	1,719,106	90,353,447
Nancy B. Loeffler	394,789,080	27,437,354	1,582,860	90,353,447
John T. Montford	391,519,341	30,678,587	1,611,366	90,353,447
Ron Ricks	413,394,581	8,660,226	1,754,487	90,353,447

2. Proposal 2 – An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
392,343,160	29,188,497	2,277,637	90,353,447

3. Proposal 3 – A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
501,473,448	10,797,525	1,891,768	0

4. Proposal 4 – An advisory (non-binding) vote on a shareholder proposal to permit shareholder action by written consent:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
36,613,099	384,183,031	3,013,164	90,353,447

5. Proposal 5 – An advisory (non-binding) vote on a shareholder proposal to permit shareholder removal of directors without cause:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
205,754,636	215,635,384	2,419,274	90,353,447

(c) Not applicable.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 21, 2021	By:	/s/ Mark R. Shaw
Mark R. Shaw, Executive Vice President & Chief
Legal & Regulatory Officer